UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017 (June 23, 2017)

Blue Sphere Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-55127	98-0550257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 McCullough Drive, 4th Floor, Charlotte, North Carolina 28262

(Address of principal executive offices) (Zip Code)

704-909-2806

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report, all references to the terms “we”, “us”, “our”, “Blue Sphere” or the “Company” refer to Blue Sphere Corporation and its direct and indirect wholly-owned subsidiaries, unless the context clearly requires otherwise.

Item 7.01

Entry into a Material Definitive Agreement

Between June 19, 2017 and June 23, 2017, Blue Sphere Corporation (the “Company”) raised $4,500,000 in gross proceeds from the sale of shares of its common stock, par value $0.001 (“Common Stock”), together with warrants (collectively, the “Warrants” and each whole warrant, a “Warrant”), with one Warrant entitling the holder thereof to purchase one share of Common Stock at a price equal to $3.30 per share in a self-underwritten “best efforts” offering to certain investors (the “Offering”). The purchase price paid by the investors was $3.125 for one share of Common Stock and one Warrant. The Warrants are immediately exercisable and expire five years from the date of issuance. The shares of Common Stock and Warrants are immediately separable and will be issued separately.

The shares of Common Stock and the shares of Common Stock underlying the Warrants were registered by the Company with the U.S. Securities and Exchange Commission, and were offered and sold pursuant to a final prospectus, Registration No. 333-21869, filed on June 19, 2017 (the “Prospectus”), which became effective on the same date.

As of the date of this Current Report, a total of 1,440,000 shares of Common Stock and 1,440,000 Warrants were sold in the Offering and have been or will be issued pursuant to the Prospectus. All shares of Common Stock and Warrants offered pursuant to the Prospectus have been sold, and therefore the Offering has concluded.

The foregoing is only a brief description of the material terms of the Offering and does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Prospectus and the form of Warrant, which are incorporated herein by reference.

Pursuant to Rule 135, this Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

Item 9.01

Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(d)	Exhibits.

	10.1	Form of Warrant for the Offering (incorporated by reference to Exhibit 10.61 filed together with the Company’s Registration Statement on Form S-1 on June 13, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Sphere Corporation

Dated: June 23, 2017	By:	/s/ Shlomi Palas
Shlomi Palas
President and Chief Executive Officer